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                                                                   Exhibit 10.12

                              YURIE SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose.
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     The purpose of this Plan is to secure for Yurie Systems, Inc. and its shareholders the benefits arising from capital stock ownership by employees of the Company.

2.    Definitions.
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      (1)  "Account" means the account established on the Company's books in the name of each Participant for the purpose of accounting for the Participant's payroll deductions pursuant to Section 7.

      (2)  "Board of Directors" means the Board of Directors of Yurie Systems,
           Inc.

      (3) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (4) "Common Stock" means the common stock of Yurie Systems, Inc. having a par value of $0.01.

      (5) "Company" means Yurie Systems, Inc. and any subsidiaries of Yurie Systems, Inc., as defined in Section 424(f) of the Code.

      (6) "Compensation" means the amount required to be reported in the Wages, Tips and Other Compensation box on the Employee's Form W-2 for the applicable period, including overtime pay but excluding bonuses, commissions and other extraordinary compensation.

      (7) "Employee" means any person who receives earnings from the Company which are reported on a Form W-2. A person on an authorized leave of absence from the Company whose period of leave does not exceed 90 days or whose right to reemployment is guaranteed either by statute or by contract shall continue to be deemed an Employee while on such leave. If a person whose right to reemployment is not guaranteed by statute or by contract takes a leave of absence which exceeds 90 days, he or she shall cease to be deemed an Employee at the close of business on the 90th day of such leave.

      (8) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
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      (9)  "Fair Market Value of the Common Stock" on a given date means the last reported sales price of the Common Stock on the NASDAQ (National) System, as reported in a national newspaper, on such date or on the nearest prior day on which trading of the Common Stock occurred on the NASDAQ (National) System, or, if the stock is listed on a national stock exchange, the last reported sales price of the Common Stock on such exchange, as reported in a national newspaper, on such date or on the nearest prior day on which trading of the Common Stock occurred on such exchange; provided that if there has been no trading of the Common Stock on or reasonably near and prior to the given date, it shall be the fair market value of the Common Stock on the given date as determined in a reasonable and uniform manner by the Board of Directors.

      (10) "Offering" means an offering of Common Stock, as described in Section 6, by Yurie Systems, Inc. to Participants.

      (11) "Offering Commencement Date" means the date on which, pursuant to
           Section 6, a particular Offering begins.

      (12) "Offering Period" means the period between the Offering Commencement Date of an Offering and the Offering Termination Date of the Offering.

      (13) "Offering Termination Date" means the date on which, pursuant to
           Section 6, a particular Offering terminates.

      (14) "Option" means a stock option granted pursuant to this Plan.

      (15) "Participant" means an Employee who has an authorization for a payroll deduction in effect pursuant to the Plan or who has an outstanding balance in his or her Account.

      (16) "Plan" means the Yurie Systems, Inc. Employee Stock Purchase Plan, as amended from time to time.

      (17) "Secretary" means the Secretary of Yurie or his or her designee.

      (18) "Yurie" means Yurie Systems, Inc.

3.    Type of Options and Administration.
      ----------------------------------
      (a)  Type of Plan.  This Plan is intended to qualify as an employee stock
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purchase plan under Section 423 of the Code.
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     (b) Administration.  The Plan will be administered by the Board of
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Directors. Subject to the express provisions of the Plan, the Board of Directors shall have authority to construe the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make any other determination which, in the judgment of the Board of Directors, is necessary or desirable for the administration of the Plan. The Board of Directors' construction and interpretation of the terms and provisions of the Plan and any determinations made by the Board of Directors pursuant thereto shall be final and conclusive.

     (c) Delegation.  The Board of Directors may, to the full extent permitted
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by or consistent with applicable laws or regulations and the governing documents of Yurie, delegate any or all of its powers under the Plan to a committee appointed by the Board of Directors, and if a committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such committee.

     (d) Applicable Law.  The provisions of this Plan shall be interpreted in a
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manner consistent with all applicable law, including but not limited to Sections
423 and 424 of the Code and the regulations thereunder. Any authority or discretion exercised under the Plan by the Board of Directors or any other person or entity shall be exercised in a manner consistent with all applicable law, including but not limited to the requirement of Section 423(b)(5) of the Code that all Participants have the same rights and privileges under the Plan.
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4.  Eligibility.
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     (a)   General. Options may be granted only to Employees who, at the time of
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the grant, have been employed by the Company for at least 90 consecutive days.
Except as provided in Section 4(b), all such Employees shall be eligible to purchase Common Stock under the Plan.

     (b) Ineligible Employees.  An Employee shall not be granted an Option under
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the Plan if, immediately after the grant he or she would own stock, or hold outstanding options to purchase stock, possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company, within the meaning of Section 424(b)(3) of the Code.

5.  Commencement of Participation.
    -----------------------------

     An Employee who is eligible to participate in the Plan under Section 4 may become a Participant by completing an authorization for a payroll deduction on the form provided by Yurie, and by filing it with the Secretary within the period set therefor by the Secretary. Payroll deductions for a Participant shall be effective as of the first payday that occurs at least 10 days after the date on which he or she submits the proper form to the Secretary (unless he or she designates a later date as permitted by the Secretary), and shall end on the earlier of: (1) the date on which he or she ceases to be an Employee; (2) the date on which, pursuant to Section 4(b), he or she ceases to be eligible; or (3) the date as of which he or she elects to terminate his or her payroll deductions pursuant to Section 10.
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6.  Offerings.
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    The Plan will be implemented by quarterly Offerings of Common Stock.  The first Offering shall commence on February 1, 1997 and terminate on March 31, 1997, unless another period shall be designated by the Board of Directors for the first Offering Period. Subsequent Offerings will commence on the first day of each quarter of the calendar year, beginning with the quarter commencing April 1, 1997, and will terminate on the last day of each such quarter.

7.  Payroll Deductions.
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    (a) Amount of Deduction.  At the time a Participant files an authorization
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for payroll deduction, he or she shall elect to have deductions from his or her
Compensation on each payday during the time he or she has elected to participate in the Plan. The Participant shall choose an amount to be deducted, which shall be equal to a whole percentage, not to exceed 10 percent, of his or her Compensation in effect on each payday.

    (b) Participant's Account.  All payroll deductions made for a Participant
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shall be credited to his or her Account under the Plan.  A Participant may not make any separate cash payment with respect to such Account.

    (c) Changes in Payroll Deductions.  A Participant may elect to change the
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percentage amount of his or her payroll deduction by filing a written notice with the Secretary. Such change will take effect on the first pay day after the beginning of the Offering Period next following receipt of the notice by the Secretary. A Participant may discontinue his or her participation in the Plan during an Offering Period as provided in
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                                       6

Section 10, but may not otherwise alter the amount of his or her payroll deductions for that Offering.

     (d) Leave of Absence.  If a Participant goes on an authorized leave of
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absence (but is still deemed an Employee), the Participant shall have the right to elect to: (i) withdraw the balance in his or her Account and discontinue payroll deductions under the Plan; (ii) discontinue payroll deductions under the Plan without withdrawing the balance in his or her Account; or (iii) authorize deductions to be made from Compensation paid to him or her by the Company during the leave of absence without withdrawing the balance in his or her Account.

    (e) Use of Funds.  All payroll deductions received or held by Yurie under
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the Plan may be used by Yurie for any corporate purpose and Yurie shall not be obligated to segregate such payroll deductions.

8.  Number of Option Shares.
    -----------------------

    (a) General.  On each Offering Commencement Date, each Participant shall be
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deemed to have been granted an option to purchase a number of shares of Common
Stock equal to: (i) that percentage of the Participant's Compensation which he or she has elected to have deducted pursuant to Section 7(a) hereof; (ii) multiplied by the Participant's Compensation during the Offering Period; (iii) divided by 85 percent of the Fair Market Value of the Common Stock on the Offering Termination Date.

    (b) $25,000 Limitation.  Notwithstanding Section 8(a) hereof or any other
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provision of the Plan, an Employee shall not be granted an Option under the Plan to the extent that, immediately after the grant, the aggregate Fair Market Value of the
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Common Stock with respect to which the options he or she would hold under the
Plan or any other employee stock purchase plan (within the meaning of Section
423 of the Code) and that would be exercisable for the first time by him or her in any calendar year would exceed $25,000. For purposes of this Section 8(b), Fair Market Value of the Common Stock shall be determined as of the date the options would be granted but for this Section 8(b).

9.   Exercise of Option.
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     (a) Option Price.  The option price of Common Stock purchased pursuant to
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the Plan shall be 85 percent of the Fair Market Value of the Common Stock on the
Offering Termination Date.

     (b) Automatic Exercise.  Except as provided elsewhere in the Plan, a
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Participant's Option for the purchase of Common Stock with payroll deductions made during an Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his or her Account on such Offering Termination Date will purchase at the applicable option price (but not in excess of the number of shares for which Options have been granted to him or her pursuant to Section 8), and any excess in the Participant's Account on such Offering Termination Date will remain in that Account, unless the Participant withdraws from the Plan pursuant to Section 10(a).

     (c) Fractional Shares.  Fractional shares of Common Stock will not be
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issued under the Plan.  Any accumulated payroll deductions which would have been used to
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                                       8

purchase fractional shares will remain in a Participant's Account and will be used to purchase additional whole shares of Common Stock until the Participant ceases his or her participation in the Plan pursuant to Sections 10, 11 or 12.

     (d) Transferability.  No Option granted under the Plan nor payroll
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deductions credited to a Participant's Account shall be assignable or transferable by the Participant, either voluntarily or by operation of law. All Options granted under the Plan shall be exercisable only by the Participant.

     (e) Delivery of Stock.  As promptly as practicable after the Offering
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Termination Date of each Offering, Yurie will deliver to each Participant, as appropriate, the Common Stock purchased upon exercise of his or her Option.

10.  Withdrawal.
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     (a) General.   A Participant may elect to terminate his or her payroll
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deductions under the Plan by filing a written notice with the Secretary at the time and in the manner provided by the Secretary. Such written notice will take effect as of the next payday that occurs at least 10 days after the notice is received by the Secretary or, if the Participant elects, as of a later Offering Termination Date, and no further payroll deductions will be made from the Participant's Compensation after such effective date, except as provided in
Section 10(b). A Participant who submits a written notice that is effective as of a payday during an Offering Period shall be paid all of the payroll deductions credited to his or her Account during such Offering Period or carried over from a prior Offering Period pursuant to Section 9(c). Yurie may, at its option, treat any
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                                       9

attempt to borrow by a Participant on the security of his or her Account as an election to terminate his or her payroll deductions under the Plan.

     (b) Effect on Subsequent Participation.  If a Participant withdraws from an
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Offering pursuant to Section 10(a), he or she may not elect to participate again in the same Offering. Such Participant may, however, pursuant to Section 7, elect to participate in a subsequent Offering as of a payday that occurs no less than 120 days after the date as of which his or her withdrawal became effective.

11.  Termination of Employment.
     -------------------------

     If a Participant should cease to be an Employee for any reason other than death while in the employ of Yurie, the payroll deductions credited to his or her Account as of the date of his or her termination of employment will be returned to him or her.

12.  Death of a Participant.
     ----------------------

     Upon termination of a Participant's employment because of death, the payroll deductions credited to his or her Account as of his or her date of death shall be paid to the personal representative of his or her estate.

13.  Interest.
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     No interest will be credited or paid on any amounts credited to the Account of a Participant.

14.  Shares Issued.
     -------------

     Subject to adjustment as provided in Sections 16 and 17 below, the number of shares of Common Stock which may be issued under the Plan shall be 200,000 shares.
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15.  Rights as a Shareholder.
     -----------------------

     A Participant shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. Except as Section 16 provides, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.  Adjustment Provisions for Recapitalizations and Related Transactions.
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     (a) General.  If, through or as a result of any merger, consolidation, sale
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of all or substantially all of the assets of Yurie, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar distribution with respect to the outstanding shares of Common Stock or other securities, (i) the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities of Yurie or (ii) additional shares or new or different shares or other securities of Yurie or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding Options under the
Plan, and (z) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable.
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                                      11

     (b) Board Authority to Make Adjustments.  Adjustments under this Section 16
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will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares of Common Stock will be issued under the Plan on account of any such adjustments.

17.  Merger, Consolidation, Asset Sale, Liquidation, etc.
     ---------------------------------------------------

     In the event of a consolidation or merger of Yurie or a sale of all or substantially all of the stock, business, or assets of Yurie, in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of Yurie, both this Plan and all Options then outstanding will terminate. Each Participant will be paid the outstanding balance of payroll deductions that are in his or her Account at the time of such transaction.

18.  Public Offering.
     ---------------

     In the event that Yurie proposes to engage in a public offering of its Common Stock, Yurie shall have the right, prior to said offering, to cancel all Options that are outstanding at the time. If Yurie exercises this right, each Participant will be paid the outstanding balance off payroll deductions that are in his or her Account at the time of the cancellation.

19.  No Special Employment Rights.
     ----------------------------

     Nothing contained in the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any
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                                      12

way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

20.  Other Employee Benefits.
     -----------------------

     Except as to plans which by their terms include such amounts as compensation, or as specifically determined by the Board of Directors, neither the amount of any compensation deemed to be received by an Employee as a result of the exercise of an Option nor the sale of shares received upon such exercise will constitute compensation with respect to which any other employee benefits of such Employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan.

21.  Withholding.
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     (a) General.  The Company shall have the right to deduct from payments of
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any kind otherwise due to a Participant (or secure payment from the Participant in lieu of such deduction) any federal, state or local taxes of any kind required by law to be withheld with respect to any amount payable under the Plan or with respect to any disqualifying disposition (as defined in Section 421(b) of the Code) of shares acquired upon exercise of Options under the Plan.
Subject to prior approval of the Company, which may be withheld by the Company in its sole discretion, a Participant may elect to satisfy such obligations, in whole or in part: (i) by causing Yurie to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to Yurie shares of Common Stock already owned by the Participant. The Fair
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                                      13

Market Value of the Common Stock so delivered or withheld shall be equal to such withholding obligation.

     (b) Officers and Directors.  Notwithstanding the foregoing, in the case of
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an officer or director (as defined for purposes of Rule 16b-3 under the Exchange
Act) no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with Rule 16b-3 under the Exchange Act.

22.  Amendment of the Plan.
     ---------------------

     The Board of Directors may at any time and from time to time terminate or modify or amend the Plan in any respect, except that the Board may not, without shareholder approval: (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section
16); or (ii) make any change that would cause the Plan thereunder to fail to qualify as an employee stock purchase plan within the meaning of Sections 423 and 424 of the Code. Provided, however, that without the consent of a Participant no amendment shall be made that would restrict or in any way adversely affect outstanding Options held by that Participant. Amendments to the Plan not requiring shareholder approval shall become effective as of the date adopted by the Board of Directors unless otherwise provided by the Board. Amendments requiring shareholder approval shall become effective as of the date of adoption by the Board unless otherwise provided by the Board, if approved by the shareholders of Yurie within twelve months before or after such adoption date.
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 23.  Effective Date and Duration of the Plan.
      ---------------------------------------
     (a) Effective Date.  The Plan shall become effective on February 1, 1997.
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     (b) Termination.  Unless sooner terminated in accordance with Section 17,
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 the Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Options granted under the Plan.

                  Adopted by the Board of Directors on January __, 1997. Approved by the Shareholders on December 23, 1996.